                                                                    EXHIBIT 10.3

                     EASTERN ENVIRONMENTAL SERVICES, INC.
                        1000 Crawford Place, Suite 400
                        Mount Laurel, New Jersey 08054



Brambles Waste Services, Inc.
c/o Brambles USA, Inc.
The Wrigley Building
400 North Michigan Avenue
Suite 610
Chicago, Illinois 60611

Attention: Michael Phelan

     Re: Amendment of: (i) Agreement for the Sale and Purchase of Stock of Atlantic Waste Disposal, Inc., dated as of March 25, 1998, among Brambles Waste Services, Inc., Eastern Environmental Services, Inc. and others (the "Atlantic Waste Agreement"); (ii) Agreement for the Sale and Purchase of Atlantic New York, Inc., dated as of March 25, 1998, among Brambles Waste Services, Inc., Eastern Environmental Services, Inc. and others (the "New York Agreement").

Gentlemen:

     This letter agreement amends the Atlantic Waste Agreement and the New York Agreement (collectively, the "Agreements") to the extent, but only to the extent, set forth below. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Atlantic Waste Agreement.

     (1) In consideration of the Sellers' agreement to make payment to the County of Sussex, Virginia to obtain the County's consent to the transactions contemplated by the Atlantic Waste Agreement on the terms set forth in the Third Amendment to Contract and Ground Lease Agreement between the County and Atlantic Waste Disposal, the purchase price act forth in the second line of Section 1.5 of the Atlantic Waste Agreement shall be $85,950,000 and not $80,600,000.

     (2) New Section 5.2 shall be added to the Atlantic Waste Agreement, which shall read in their entirety as follows:

     Section 5.2    Certain Letters of Credit. Brambles USA is the account party
                    -------------------------
on certain letters of credit maintained for the benefit of Atlantic Waste. These letters of credit shall remain in place at the Closing. Purchaser shall replace the letters of credit within 90 days of the Closing. Purchaser shall indemnify and hold harmless Brambles USA against any draw on the letters of credit that may be made following the Closing.

     (3) Section 8.2(a) of each of the Agreements shall be amended to add an additional clause (vi) to the first sentence thereof. This additional clause shall read in its entirety as follows:

; and (iii) against any liability or claim asserted by a third party against Sellers or Brambles USA for liabilities fully reflected or reserved against in the Most Recent Financial Statements, liabilities incurred in the ordinary course of the Business after the date of the Most Recent Financial Statements and through the Closing Date, and liabilities reflected on a Schedule to this Agreement or arising from the operations by Purchaser of the Business after the Closing. Notwithstanding the foregoing the indemnity act forth in this Section 8.2(a)(iii) shall not apply to any Excluded Liability or to the extent that any claims arise from breaches by the Sellers of their representations, warranties, or covenants.

     Except as specifically amended hereby, the Agreements shall remain in full force and effect.

     Please indicate your agreement with the terms of this letter and your intention to be legally bound hereby, by executing this letter where indicated below.

                                        Very truly yours,



                                        EASTERN ENVIRONMENTAL SERVICES, INC.


                                        By: /s/ Robert M. Kramer
                                           ------------------------------------
                                              Executive Vice President


ACCEPTED AND AGREED:

ATLANTIC WASTE DISPOSAL, INC. (and
on behalf of each Subsidiary)


By: /s/ David J. Webster
   -------------------------------
    Vice President

Dated: June 29, 1998


BRAMBLES WASTE SERVICES, INC.


By: /s/ David J. Webster
   -------------------------------

Dated: June 29, 1998

                                   -3-